Exhibit 99.2

Devon Energy Third-Quarter 2022

Supplemental Tables

TABLE OF CONTENTS:	PAGE:

Consolidated Statements of Earnings	2

Supplemental Information for Consolidated Statements of Earnings	3

Consolidated Statements of Cash Flows	4

Consolidated Balance Sheets	5

Production	6

Capital Expenditures and Supplemental Information for Capital Expenditures	7

Realized Pricing	8

Asset Margins	9

Core Earnings	10

EBITDAX, Net Debt, Net Debt-to-EBITDAX and Free Cash Flow	11

Reinvestment Rate and Variable Dividend	12

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2022			2021
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil, gas and NGL sales	$3,668	$4,100	$3,175	$2,985	$2,635
Oil, gas and NGL derivatives (1)	248	(170)	(683)	22	(335)
Marketing and midstream revenues	1,516	1,696	1,320	1,266	1,166
Total revenues	5,432	5,626	3,812	4,273	3,466
Production expenses (2)	735	729	618	605	555
Exploration expenses	4	10	2	5	3
Marketing and midstream expenses	1,525	1,700	1,324	1,266	1,165
Depreciation, depletion and amortization	581	528	489	577	578
Asset dispositions	—	(14)	(1)	(49)	—
General and administrative expenses	95	84	94	95	95
Financing costs, net (3)	67	84	85	86	86
Restructuring and transaction costs	—	—	—	28	18
Other, net	(40)	10	(61)	(2)	2
Total expenses	2,967	3,131	2,550	2,611	2,502
Earnings before income taxes	2,465	2,495	1,262	1,662	964
Income tax expense (4)	565	557	267	150	120
Net earnings	1,900	1,938	995	1,512	844
Net earnings attributable to noncontrolling interests	7	6	6	6	6
Net earnings attributable to Devon	$1,893	$1,932	$989	$1,506	$838

Net earnings per share:
Basic net earnings per share	$2.89	$2.94	$1.48	$2.24	$1.24
Diluted net earnings per share	$2.88	$2.93	$1.48	$2.23	$1.24

Weighted average common shares outstanding:
Basic	655	658	663	671	677
Diluted	656	660	665	673	679

SUPPLEMENTAL INFORMATION FOR CONSLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES
(in millions)	2022			2021
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Derivative cash settlements	$(363)	$(472)	$(344)	$(493)	$(370)
Derivative valuation changes	611	302	(339)	515	35
Oil, gas and NGL derivatives	$248	$(170)	$(683)	$22	$(335)

(2) PRODUCTION EXPENSES
(in millions)	2022			2021
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Lease operating expense	$284	$255	$224	$235	$215
Gathering, processing & transportation	177	177	161	173	157
Production taxes	252	278	214	197	176
Property taxes	22	19	19	—	7
Production expenses	$735	$729	$618	$605	$555

(3) FINANCING COSTS, NET
(in millions)	2022			2021
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Interest based on outstanding debt	$92	$93	$92	$92	$93
Interest income	(19)	(2)	(1)	—	(1)
Other	(6)	(7)	(6)	(6)	(6)
Financing costs, net	$67	$84	$85	$86	$86

(4) INCOME TAX EXPENSE
(in millions)	2022			2021
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Current expense	$120	$252	$103	$1	$1
Deferred expense	445	305	164	149	119
Income tax expense	$565	$557	$267	$150	$120

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2022			2021
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Cash flows from operating activities:
Net earnings	$1,900	$1,938	$995	$1,512	$844
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	581	528	489	577	578
Leasehold impairments	2	7	1	1	1
Amortization of liabilities	(8)	(9)	(6)	(6)	(7)
Total (gains) losses on commodity derivatives	(248)	170	683	(22)	335
Cash settlements on commodity derivatives	(363)	(472)	(344)	(493)	(370)
Gains on asset dispositions	—	(14)	(1)	(49)	—
Deferred income tax expense	445	305	164	149	119
Share-based compensation	22	23	20	19	19
Early retirement of debt	—	—	—	—	—
Other	8	4	(21)	2	11
Changes in assets and liabilities, net	(235)	198	(143)	(74)	68
Net cash from operating activities	2,104	2,678	1,837	1,616	1,598
Cash flows from investing activities:
Capital expenditures	(628)	(573)	(537)	(512)	(474)
Acquisitions of property and equipment	(2,465)	(100)	(1)	(3)	(10)
Divestitures of property and equipment	4	9	26	14	1
Distributions from investments	7	15	8	8	9
Contributions to investments	(16)	(21)	(22)	(25)	—
Net cash from investing activities	(3,098)	(670)	(526)	(518)	(474)
Cash flows from financing activities:
Repurchases of common stock	(126)	(324)	(211)	(589)	—
Dividends paid on common stock	(1,007)	(830)	(667)	(554)	(329)
Contributions from noncontrolling interests	—	—	—	—	1
Distributions to noncontrolling interests	(9)	(5)	(8)	(6)	(6)
Shares exchanged for tax withholdings and other	(1)	(12)	(73)	—	(3)
Net cash from financing activities	(1,143)	(1,171)	(959)	(1,149)	(337)
Effect of exchange rate changes on cash	(10)	(5)	2	1	(5)
Net change in cash, cash equivalents and restricted cash	(2,147)	832	354	(50)	782
Cash, cash equivalents and restricted cash at beginning of period	3,457	2,625	2,271	2,321	1,539
Cash, cash equivalents and restricted cash at end of period	$1,310	$3,457	$2,625	$2,271	$2,321

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,166	$3,300	$2,459	$2,099	$2,144
Restricted cash	144	157	166	172	177
Total cash, cash equivalents and restricted cash	$1,310	$3,457	$2,625	$2,271	$2,321

CONSOLIDATED BALANCE SHEETS

(in millions)	September 30,	December 31,
	2022	2021
Current assets:
Cash, cash equivalents and restricted cash	$1,310	$2,271
Accounts receivable	2,061	1,543
Other current assets	638	435
Total current assets	4,009	4,249
Oil and gas property and equipment, based on successful efforts accounting, net	16,258	13,536
Other property and equipment, net	1,535	1,472
Total property and equipment, net	17,793	15,008
Goodwill	753	753
Right-of-use assets	232	235
Investments	431	402
Other long-term assets	339	378
Total assets	$23,557	$21,025

Current liabilities:
Accounts payable	$761	$500
Revenues and royalties payable	1,810	1,456
Short-term debt	255	—
Other current liabilities	634	1,131
Total current liabilities	3,460	3,087
Long-term debt	6,196	6,482
Lease liabilities	259	252
Asset retirement obligations	498	468
Other long-term liabilities	941	1,050
Deferred income taxes	1,196	287
Stockholders' equity:
Common stock	65	66
Additional paid-in capital	6,956	7,636
Retained earnings	3,981	1,692
Accumulated other comprehensive loss	(129)	(132)
Total stockholders’ equity attributable to Devon	10,873	9,262
Noncontrolling interests	134	137
Total equity	11,007	9,399
Total liabilities and equity	$23,557	$21,025

Common shares outstanding	654	663

PRODUCTION

	2022			2021
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil (MBbls/d)
Delaware Basin	210	222	209	213	213
Anadarko Basin	13	14	14	14	14
Williston Basin	35	27	32	36	39
Eagle Ford	19	19	17	19	20
Powder River Basin	13	14	12	14	14
Other	4	4	4	4	3
Total	294	300	288	300	303
Natural gas liquids (MBbls/d)
Delaware Basin	108	111	92	107	100
Anadarko Basin	27	25	25	27	25
Williston Basin	8	9	8	9	9
Eagle Ford	9	9	9	9	11
Powder River Basin	2	2	2	2	3
Other	—	—	—	—	—
Total	154	156	136	154	148
Gas (MMcf/d)
Delaware Basin	623	618	561	577	578
Anadarko Basin	224	212	210	222	219
Williston Basin	71	52	54	64	59
Eagle Ford	63	60	61	60	67
Powder River Basin	18	18	19	19	19
Other	1	1	1	1	1
Total	1,000	961	906	943	943
Total oil equivalent (MBoe/d)
Delaware Basin	421	436	394	416	409
Anadarko Basin	77	74	75	78	75
Williston Basin	55	45	48	55	58
Eagle Ford	39	38	36	38	42
Powder River Basin	18	19	18	19	20
Other	4	4	4	5	4
Total	614	616	575	611	608

CAPITAL EXPENDITURES

(in millions)	2022			2021
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	$444	$374	$413	$392	$363
Anadarko Basin	55	42	16	19	15
Williston Basin	57	21	17	25	13
Eagle Ford	38	37	27	21	34
Powder River Basin	44	37	27	27	15
Other	1	2	1	2	2
Total upstream capital	$639	$513	$501	$486	$442
Environmental (1)	27	22	16	—	—
Midstream and Corporate	22	32	46	31	29
Acquisitions (2)	2,534	13	1	4	10
Total capital	$3,222	$580	$564	$521	$481

(1)
Devon began tracking environmental capital separately in 2022.
(2)
Q3 2022 includes $2,532 million related to Validus and RimRock acquisitions.

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

GROSS OPERATED SPUDS
	2022			2021
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	50	46	59	54	50
Anadarko Basin	13	14	13	6	9
Williston Basin	10	5	—	9	—
Eagle Ford	7	4	11	9	10
Powder River Basin	6	1	—	4	9
Total	86	70	83	82	78

GROSS OPERATED WELLS TIED-IN
	2022			2021
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	59	52	52	65	52
Anadarko Basin	13	1	—	12	4
Williston Basin	14	—	—	—	4
Eagle Ford	8	14	8	7	19
Powder River Basin	9	—	4	2	2
Total	103	67	64	86	81

AVERAGE LATERAL LENGTH
(based on wells tied-in)	2022			2021
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	10,900'	9,100'	8,900'	10,100'	9,700'
Anadarko Basin	9,500'	10,100'	—	11,700'	9,200'
Williston Basin	10,500'	—	—	—	9,600'
Eagle Ford	7,800'	5,800'	7,500'	7,100'	6,300'
Powder River Basin	11,800'	—	10,400'	9,600'	10,500'
Total	10,500'	8,400'	8,800'	10,100'	8,900'

REALIZED PRICING

BENCHMARK PRICES
(average prices)	2022			2021
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$91.87	$108.70	$94.45	$76.91	$70.64
Natural Gas ($/Mcf) - Henry Hub	$8.20	$7.17	$4.96	$5.84	$4.02
NGL ($/Bbl) - Mont Belvieu Blended	$39.67	$46.44	$43.99	$40.39	$36.85

REALIZED PRICES
	2022			2021
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil (Per Bbl)
Delaware Basin	$93.60	$109.05	$93.12	$75.67	$68.44
Anadarko Basin	91.42	108.15	92.70	76.07	69.11
Williston Basin	91.30	109.85	90.87	74.02	66.60
Eagle Ford	91.53	109.77	94.51	75.35	68.32
Powder River Basin	91.33	104.75	92.69	72.86	65.81
Realized price without hedges	92.98	108.93	92.94	75.36	68.19
Cash settlements	(8.60)	(13.13)	(11.32)	(13.14)	(10.60)
Realized price, including cash settlements	$84.38	$95.80	$81.62	$62.22	$57.59
Natural gas liquids (Per Bbl)
Delaware Basin	$34.37	$40.75	$38.43	$35.56	$31.34
Anadarko Basin	35.52	41.64	38.38	35.66	33.20
Williston Basin	25.41	23.88	20.71	24.97	19.36
Eagle Ford	35.55	41.98	39.68	38.17	32.80
Powder River Basin	44.85	55.62	52.49	47.30	40.66
Realized price without hedges	34.44	40.28	37.76	35.36	31.25
Cash settlements	—	—	—	(0.54)	(0.45)
Realized price, including cash settlements	$34.44	$40.28	$37.76	$34.82	$30.80
Gas (Per Mcf)
Delaware Basin	$7.06	$6.41	$3.83	$4.60	$3.58
Anadarko Basin	8.89	7.11	4.00	5.37	4.05
Williston Basin	3.23	1.56	0.74	1.53	0.65
Eagle Ford	7.53	7.10	4.91	5.76	4.08
Powder River Basin	8.23	7.93	4.24	6.10	4.15
Realized price without hedges	7.25	6.37	3.77	4.68	3.55
Cash settlements	(1.42)	(1.31)	(0.62)	(1.42)	(0.78)
Realized price, including cash settlements	$5.83	$5.06	$3.15	$3.26	$2.77
Total oil equivalent (Per Boe)
Delaware Basin	$65.80	$75.02	$63.75	$54.28	$48.29
Anadarko Basin	53.72	54.46	42.08	41.39	35.62
Williston Basin	66.65	73.15	63.31	53.44	48.55
Eagle Ford	65.49	75.07	62.74	56.06	47.40
Powder River Basin	78.58	89.84	75.75	63.45	55.93
Realized price without hedges	64.89	73.13	61.40	53.12	47.08
Cash settlements	(6.41)	(8.43)	(6.65)	(8.78)	(6.60)
Realized price, including cash settlements	$58.48	$64.70	$54.75	$44.34	$40.48

ASSET MARGINS

BENCHMARK PRICES
(average prices)	2022			2021
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$91.87	$108.70	$94.45	$76.91	$70.64
Natural Gas ($/Mcf) - Henry Hub	$8.20	$7.17	$4.96	$5.84	$4.02
NGL ($/Bbl) - Mont Belvieu Blended	$39.67	$46.44	$43.99	$40.39	$36.85

PER-UNIT CASH MARGIN BY ASSET (per Boe)
	2022			2021
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin
Realized price	$65.80	$75.02	$63.75	$54.28	$48.29
Lease operating expenses	(4.39)	(3.98)	(3.79)	(4.02)	(3.52)
Gathering, processing & transportation	(2.40)	(2.37)	(2.32)	(2.27)	(2.18)
Production & property taxes	(4.81)	(5.35)	(4.65)	(3.40)	(3.31)
Field-level cash margin	$54.20	$63.32	$52.99	$44.59	$39.28
Anadarko Basin
Realized price	$53.72	$54.46	$42.08	$41.39	$35.62
Lease operating expenses	(3.46)	(3.49)	(2.75)	(2.70)	(2.58)
Gathering, processing & transportation	(6.91)	(6.65)	(6.67)	(6.60)	(6.14)
Production & property taxes	(3.26)	(3.17)	(2.35)	(2.44)	(1.70)
Field-level cash margin	$40.09	$41.15	$30.31	$29.65	$25.20
Williston Basin
Realized price	$66.65	$73.15	$63.31	$53.44	$48.55
Lease operating expenses	(9.97)	(9.40)	(7.67)	(5.76)	(5.83)
Gathering, processing & transportation	(2.40)	(2.44)	(2.32)	(2.09)	(2.13)
Production & property taxes	(6.33)	(6.75)	(5.67)	(4.64)	(4.47)
Field-level cash margin	$47.95	$54.56	$47.65	$40.95	$36.12
Eagle Ford
Realized price	$65.49	$75.07	$62.74	$56.06	$47.40
Lease operating expenses	(4.94)	(4.98)	(4.63)	(3.78)	(3.43)
Gathering, processing & transportation	(4.94)	(6.39)	(5.67)	(6.65)	(4.17)
Production & property taxes	(3.79)	(3.99)	(3.52)	(2.93)	(1.99)
Field-level cash margin	$51.82	$59.71	$48.92	$42.70	$37.81
Powder River Basin
Realized price	$78.58	$89.84	$75.75	$63.45	$55.93
Lease operating expenses	(7.03)	(7.04)	(9.01)	(7.49)	(8.09)
Gathering, processing & transportation	(3.24)	(3.50)	(3.19)	(2.86)	(2.93)
Production & property taxes	(9.50)	(10.89)	(9.23)	(7.49)	(6.73)
Field-level cash margin	$58.81	$68.41	$54.32	$45.61	$38.18
Devon - Total
Realized price	$64.89	$73.13	$61.40	$53.12	$47.08
Lease operating expenses	(5.02)	(4.56)	(4.33)	(4.18)	(3.85)
Gathering, processing & transportation	(3.13)	(3.15)	(3.11)	(3.08)	(2.81)
Production & property taxes	(4.84)	(5.30)	(4.51)	(3.49)	(3.25)
Field-level cash margin	$51.90	$60.12	$49.45	$42.37	$37.17

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on third-quarter and second-quarter 2022 earnings.

	Quarter Ended September 30, 2022
	Before-tax	After-tax	After Noncontrolling Interests	Per Diluted Share
Total
Earnings (GAAP)	$2,465	$1,900	$1,893	$2.88
Adjustments:
Asset and exploration impairments	1	1	1	—
Deferred tax asset valuation allowance	—	(1)	(1)	—
Fair value changes in financial instruments	(604)	(464)	(464)	(0.70)
Core earnings (Non-GAAP)	$1,862	$1,436	$1,429	$2.18

	Quarter Ended June 30, 2022
	Before-tax	After-tax	After Noncontrolling Interests	Per Diluted Share
Total
Earnings (GAAP)	$2,495	$1,938	$1,932	$2.93
Adjustments:
Asset dispositions	(14)	(11)	(11)	(0.02)
Asset and exploration impairments	8	6	6	0.01
Deferred tax asset valuation allowance	—	10	10	0.02
Fair value changes in financial instruments	(299)	(230)	(230)	(0.35)
Core earnings (Non-GAAP)	$2,190	$1,713	$1,707	$2.59

* The tax impact for the adjustments to core earnings in the tables above are all deferred.

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before income tax expense; financing costs, net; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q3 '22	Q2 '22	Q1 '22	Q4 '21	TTM	Q3 '21	Q2 '21	Q1 '21
Net earnings (GAAP)	$1,900	$1,938	$995	$1,512	$6,345	$844	$261	$216
Financing costs, net	67	84	85	86	322	86	80	77
Income tax expense (benefit)	565	557	267	150	1,539	120	43	(248)
Exploration expenses	4	10	2	5	21	3	3	3
Depreciation, depletion and amortization	581	528	489	577	2,175	578	536	467
Asset dispositions	—	(14)	(1)	(49)	(64)	—	(87)	(32)
Share-based compensation	22	22	20	19	83	18	20	20
Derivative & financial instrument non-cash val. changes	(613)	(302)	339	(515)	(1,091)	(35)	336	296
Restructuring and transaction costs	—	—	—	28	28	18	23	189
Accretion on discounted liabilities and other	(38)	10	(61)	(2)	(91)	2	(14)	(29)
EBITDAX (Non-GAAP)	$2,488	$2,833	$2,135	$1,811	$9,267	$1,634	$1,201	$959
Annualized EBITDAX for first-quarter 2021 (Non-GAAP)								$3,836

NET DEBT

Devon defines net debt as debt (includes short-term and long-term debt) less cash, cash equivalents and cash restricted for discontinued operations. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Mar. 31, 2021
Total debt (GAAP)	$6,451	$6,461	$6,471	$6,482	$6,492	$7,268
Less:
Cash, cash equivalents and restricted cash	(1,310)	(3,457)	(2,625)	(2,271)	(2,321)	(1,878)
Net debt (Non-GAAP)	$5,141	$3,004	$3,846	$4,211	$4,171	$5,390

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Mar. 31, 2021
Net debt (Non-GAAP)	$5,141	$3,004	$3,846	$4,211	$4,171	$5,390
EBITDAX (Non-GAAP) (1)	$9,267	$8,413	$6,781	$5,605	$5,059	$3,836
Net debt-to-EBITDAX (Non-GAAP)	0.6	0.4	0.6	0.8	0.8	1.4

(1)
Other than for the first and third quarter of 2021, EBITDAX is an annualized measure using a trailing twelve-month calculation. Due to the merger with WPX closing in the first quarter of 2021, first and third quarter 2021 EBITDAX has been calculated using annualized first quarter and September YTD 2021 results, respectively.

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	Quarter Ended Sep. 30, 2022	Quarter Ended Jun. 30, 2022	Quarter Ended Mar. 31, 2022	Quarter Ended Dec. 31, 2021	Quarter Ended Sep. 30, 2021
Total operating cash flow (GAAP)	$2,104	$2,678	$1,837	$1,616	$1,598
Less capital expenditures:
Capital expenditures	(628)	(573)	(537)	(512)	(474)
Free cash flow (Non-GAAP)	$1,476	$2,105	$1,300	$1,104	$1,124

	Full Year 2021	Full Year 2020
Total operating cash flow (GAAP)	$4,899	$1,464
Less capital expenditures:
Capital expenditures	(1,989)	(1,153)
Free cash flow (Non-GAAP)	$2,910	$311

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures (excluding acquisitions) divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	Quarter Ended Sep. 30, 2022	Quarter Ended Jun. 30, 2022	Quarter Ended Mar. 31, 2022	Quarter Ended Dec. 31, 2021
Capital expenditures (excludes acquisitions)	$688	$567	$563	$517
Operating cash flow	$2,104	$2,678	$1,837	$1,616
Reinvestment rate (Non-GAAP)	33%	21%	31%	32%

VARIABLE DIVIDEND

Devon may pay a variable dividend of up to 50 percent of its excess cash flow. Each quarter’s excess cash flow is computed as adjusted cash flow less capital expenditures and the fixed dividend.

Quarter Ended September 30, 2022
Operating cash flow (GAAP)	$2,104
Changes in assets and liabilities, net	235
Adjusted cash flow (Non-GAAP)	2,339
Capital expenditures (Accrued)	(690)
Adjusted free cash flow (Non-GAAP)	1,649
Fixed quarterly dividend	(117)
Excess free cash flow (Non-GAAP)	1,532
~50% Pay out (Board Discretion: Up to 50%)	50%
Total variable dividend	$763

FOURTH-QUARTER 2022 GUIDANCE

PRODUCTION GUIDANCE
	Quarter 4
	Low	High
Oil (MBbls/d)	319	326
Natural gas liquids (MBbls/d)	154	161
Gas (MMcf/d)	1,000	1,040
Total oil equivalent (MBoe/d)	640	660

CAPITAL EXPENDITURES GUIDANCE
	Quarter 4
(in millions)	Low	High
Upstream capital(1)	$810	$860
Environmental capital	15	25
Midstream & other capital	20	30
Total capital	$845	$915

(1) Outlook incorporates $120 million of incremental capital requirements related to recent bolt-on acquisitions in the Eagle Ford and Williston Basin.

PRICE REALIZATIONS GUIDANCE
	Quarter 4
	Low	High
Oil - % of WTI	95%	100%
NGL - % of WTI	35%	40%
Natural gas - % of Henry Hub(2)	70%	80%

(2) Gas realizations do not incorporate impact from gas basis swaps in the Delaware Basin.

OTHER GUIDANCE ITEMS
	Quarter 4
($ millions, except Boe and %)	Low	High
Marketing & midstream operating profit	$(15)	$(5)
LOE & GP&T per BOE	$8.20	$8.60
Production & property taxes as % of upstream sales	7.0%	8.0%
Exploration expenses	$—	$5
Depreciation, depletion and amortization	$610	$670
General & administrative expenses	$90	$100
Financing costs, net	$75	$85
Other expenses	$—	$10

Note: Q4 DD&A is expected to increase compared to the prior quarter due to the closing of the Validus acquisition.

INCOME TAX GUIDANCE
(% of pre-tax earnings)	Quarter 4
Current income tax rate(3)	8%
Deferred income tax rate	14%
Total income tax rate	22%

(3) Assumes $90 WTI for Q4 2022.

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CONTINGENT PAYMENTS FOR BARNETT SHALE DIVESTITURE (4-year period beginning in 2021)

WTI Threshold	WTI Annual Earnout Amount	Henry Hub Threshold	Henry Hub Annual Earnout Amount
$50.00	$10,000,000	$2.75	$20,000,000
$55.00	$12,500,000	$3.00	$25,000,000
$60.00	$15,000,000	$3.25	$35,000,000
$65.00	$20,000,000	$3.50	$45,000,000

2022 & 2023 HEDGING POSITIONS

Oil Commodity Hedges
	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q4 2022	35,000	$44.61	46,500	$63.47	$90.61
Q1-Q4 2023	—	$—	86,207	$69.03	$94.66

Oil Basis Swaps
Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q4 2022	BRENT/WTI Spread	1,000	$(7.75)
Q4 2022	NYMEX Roll	29,000	$0.45
Q1-Q4 2023	Midland Sweet	12,296	$0.52

Natural Gas Commodity Hedges - Henry Hub
	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q4 2022	125,000	$3.34	165,000	$3.16	$4.82
Q1-Q4 2023	8,658	$5.24	147,436	$3.67	$8.87

Natural Gas Basis Swaps
Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q4 2022	WAHA	70,000	$(0.57)
Q4 2022	El Paso Permian	50,000	$(0.85)
Q4 2022	Houston Ship Channel	40,000	$(0.15)
Q1-Q4 2023	WAHA	70,000	$(0.51)
Q1-Q4 2023	El Paso Permian	140,041	$(1.58)
Q1-Q4 2023	Houston Ship Channel	110,000	$(0.16)

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC end of the month NYMEX index. Commodity hedge positions are shown as of October 28, 2022.

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